EXHIBIT 10.22

AMENDMENT TO AMENDED AND RESTATED TRUST AGREEMENT OF TAXI MEDALLION LOAN TRUST I

This Amendment, dated as of December 19, 2006 (this “Amendment”), is being entered into between Medallion Funding Corp., as Depositor and U.S. Bank Trust, N.A., as Owner Trustee (the “Current Trustee”), as successor-in-interest to Wachovia Trust Company, National Association (the “Prior Trustee”) .

The parties hereto desire to amend the Amended and Restated Trust Agreement of Taxi Medallion Loan Trust I (the “Trust”) dated as of September 13, 2002 by and between the Prior Trustee and the Depositor (the “Trust Agreement”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. For all purposes of this Amendment, initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Trust Agreement.

Section 2. Basic Documents. The definition of “Basic Documents” in Section 1.01 of the Trust Agreement shall be amended by adding the following language before “and any other Loan Documents as defined in the Loan and Security Agreement”:

“; the Bill of Sale and Assignment of Assets by and between the Trust and Medallion Funding dated as of December 19, 2006;”

Section 3. No Other Amendment. The parties hereto agree that except as amended by this Amendment, the Trust Agreement shall remain in full force and effect.

Section 4. Counterparts. This Amendment may be executed in multiple counterparts.

Section 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law principles.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

U.S. BANK TRUST, N.A., not in its individual capacity, but solely in its capacity as Owner Trustee

By:	/s/ Mildred F. Smith
Name: Mildred F. Smith
Title: Vice President

MEDALLION FUNDING CORP., as Depositor

By:	/s/ Brian S. O’Leary
Name: Brian S. O’Leary
Title: Chief Operating Officer

CONSENTED TO AND AGREED FOR PURPOSES OF SECTION 14.01(b) OF THE TRUST AGREEMENT

MERRILL LYNCH COMMERCIAL FINANCE CORP. (as successor-in-interest to MERRILL LYNCH BANK USA), as Lender

By:	/s/ Ryan D. Bell
Name: Ryan D. Bell
Title: Vice President